SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 31, 1997
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                        CADMUS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



           Virginia                      0-12954               54-1274108
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



6620 West Broad Street, Suite 240, Richmond, Virginia           23230
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     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code    (804) 287-5680
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Item 5.       Other Events.

On July 31, 1997, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to first quarter financial results and David E. Bosher, Vice President and Treasurer of the Company read the prepared remarks attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties. Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to certain risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to:
(1) continuing competitive pricing in the markets in which the Company competes,
(2) the gain or loss of significant customers or the decrease in demand from existing customers, (3) the timing of significant orders received from customers, (4) a successful relocation of the Company's Charlotte manufacturing facilities, (5) seasonal changes in the demand for the Company's products, (6) continued success in the implementation of the restructuring and re-alignment, and (7) changes in the Company's product sales mix.





Item 7.       Exhibits.

         Exhibit 99.1               Press Release
         Exhibit 99.2               Prepared Remarks from Conference Call

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 31, 1997.


                       CADMUS COMMUNICATIONS CORPORATION


                       By:        /s/ C. Stephenson Gillispie, Jr.
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                                C. Stephenson Gillispie, Jr.
                                Chairman, President, and Chief Executive Officer

                                  Exhibit Index


         Exhibit


99.1     Press Release
99.2     Prepared Remarks from Conference Call